SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 3, 2003

THE MILLS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12994	52-1802283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Wilson Boulevard
Suite 400
Arlington, Virginia 22209

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (703) 526-5000

(Former name or former address, if changed since last report)

Not applicable

THE MILLS CORPORATION

Item 5.            Other Events

On December 3, 2003, The Mills Corporation (the “Company”) announced that a joint venture between affiliates of the Company and Mack-Cali Realty Corporation had entered into a redevelopment agreement with the New Jersey Sports and Exposition Authority for the redevelopment of the Continental Airlines Arena site and the construction of a 4.76 million-square-foot family entertainment, office and hotel complex.  The Company’s investment partner for this project is Kan Am, a Munich-based investment advisory company.  Copies of the redevelopment agreement and the press release are being filed as exhibits to this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial statements of businesses acquired

None

(b)           Pro forma financial information

None

(c)           Exhibits:

Exhibit	Document

10.1	Redevelopment Agreement by and between the New Jersey Sports and Exposition Authority and Meadowlands Mills/Mack-Cali Limited Partnership dated December 3, 2003.
99.1	Press Release of The Mills Corporation dated December 3, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

/s/ Mary Jane Morrow
Name:	Mary Jane Morrow
Title:	Executive Vice President and
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Dated: December 12, 2003

EXHIBIT INDEX

Exhibit	Document

10.1	Redevelopment Agreement by and between the New Jersey Sports and Exposition Authority and Meadowlands Mills/Mack-Cali Limited Partnership dated December 3, 2003.
99.1	Press Release of The Mills Corporation dated December 3, 2003.